UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2013

VERIFONE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32465

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

04-3692546
(IRS Employer Identification No.)

2099 Gateway Place, Suite 600
San Jose, CA 95110
(Address of principal executive offices, including zip code)

408-232-7800
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Annual Meeting of VeriFone Systems, Inc. (the “Company”) on June 20, 2013, the Company's stockholders approved an amendment to the VeriFone 2006 Equity Incentive Plan (the “2006 Plan”) to increase the number of shares of common stock that may be issued thereunder by 9,250,000 shares. A brief summary of the 2006 Plan was included as part of Proposal 2 in the Company's definitive proxy statement filed with the Securities and Exchange Commission on May 8, 2013. The summary of the 2006 Plan contained in the proxy statement is qualified by and subject to the full text of the 2006 Plan, which was filed as Appendix A to the proxy statement and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Effective following the Annual Meeting of the Company on June 20, 2013, the Company amended (the “Amendment”) Articles II and III of its Bylaws (the “Bylaws”) to provide for the election of directors by the vote of the majority of the votes cast under certain circumstances.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of Amendment No. 2 to the Company's Bylaws, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Under the Company's amended Corporate Governance Guidelines, which are available on the investor relations portion of its website, any nominee in an uncontested election who receives a greater number of “against” votes than “for” votes shall promptly tender his or her resignation following certification of the vote in accordance with the procedures set forth in the Corporate Governance Guidelines.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on June 20, 2013. The matters submitted to a vote of stockholders at the Annual Meeting and the final results for each matter submitted are as follows:

1.    The election of the following eight directors to serve a one-year term on the Company's board of directors:

Director	For	Against	Withheld	Broker Non-Votes

Robert W. Alspaugh	79,040,407	—	4,813,982	11,502,811
Dr. Leslie G. Denend	75,644,985	—	8,209,404	11,502,811
Alex W. Hart	78,490,821	—	5,363,568	11,502,811
Robert B. Henske	73,346,980	—	10,507,409	11,502,811
Richard A. McGinn	78,502,921	—	5,351,468	11,502,811
Wenda Harris Millard	78,305,405	—	5,548,984	11,502,811
Eitan Raff	78,488,769	—	5,365,620	11,502,811
Jeffrey E. Stiefler	73,348,797	—	10,505,592	11,502,811

2.     The Company’s stockholders approved an amendment to the VeriFone 2006 Equity Incentive Plan to increase the number of shares of common stock that may be issued thereunder. The vote results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,487,975	14,239,870	126,544	11,502,811

3.     The Company's stockholders did not approve, on an advisory basis, the compensation of the Company's named executive officers as set forth in its Proxy Statement. The vote results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,374,606	66,352,337	127,446	11,502,811

4.     The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2013. The vote results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
94,807,594	446,870	102,736	—

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

3.1 Amendment No. 2 to the Bylaws of VeriFone Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFONE SYSTEMS, INC.

Date: June 21, 2013	By: /s/ Albert Liu Name: Albert Liu Title: Executive Vice President, Corporate Development and General Counsel

EXHIBIT INDEX

Exhibit No.    Description

Ex-3.1	Amendment No. 2 to the Bylaws of VeriFone Systems, Inc.